SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          May 7, 2001 (April 11, 2000)


                            Empire Energy Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

           Utah                       1-10077                   87-0401761
 ---------------------------   ----------------------       -------------------
(State or other jurisdiction) (Commission file number)     (IRS Employer ID No.)

                       7500 College Boulevard, Suite 1215
                              Overland Park, Kansas                 66210
                     --------------------------------------       --------
                    (address of principal executive offices)     (zip code)


                                 (913) 469-5615
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)

Item 2.  Acquisition or Disposition of Assets

On April 11, 2000, Empire acquired substantially all the operating assets of, and assumed certain liabilities of Talisman Marketing, Inc. in exchange for 562,150 shares of newly issued Empire common stock. The market value of the common stock issued by Empire was determined to be $1,967,525 based on the market closing price of $3.50 per share on the date of the acquisition. Fair values of the operating assets and assumed liabilities were determined to be similar to their book values. This acquisition will be accounted for as a purchase and is a step to broaden the company's businesses from its dependency on the natural resources industry.


Item 7. Financial Statements and Exhibits.


(a) Financial Statements


Financial statements of Talisman Marketing, Inc. were previously filed.


(b) Pro forma Financial Statements

Pro forma financial information of Registrant and Talisman Marketing, Inc. are filed herewith.

(c) Exhibits



2.04 Asset acquisition agreement previously filed.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

Empire Energy Corporation
(Registrant)


Dated: May 7, 2001                          By:  /s/  Norman L. Peterson
                                               ---------------------------------
                                                      Norman L. Peterson,
                                                      Chairman

                            EMPIRE ENERGY CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Attached are the historical audited financial statements of Talisman Marketing, Inc. (Talisman) for the acquisition of the selected operating assets and selected liabilities of Talisman by Empire Energy Corporation ("Empire") (a development stage company). The unaudited pro forma consolidated condensed financial statements have been prepared utilizing the historical financial statements of Empire. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Empire on Form 10-KSB/A and the previously filed historical financial statements of Talisman.

The following unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1999, for the three months ended March 31, 2000 and the unaudited pro forma consolidated condensed balance sheet as of March 31, 2000 give effect to the acquisition of the selected operating assets and liabilities of Talisman, including the related pro forma adjustments described in the notes thereto. The unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 give effect to the acquisition by Empire as if the acquisition, accounted for as a purchase, had occurred on January 1, 1999 for the year ended December 31, 1999 and January 1, 2000 for the three months ended March 31, 2000. The unaudited pro forma consolidated condensed balance sheet as of March 31, 2000 gives effect to the acquisitions as if they had occurred on March 31, 2000. The pro forma financial statements reflect the preliminary allocation of the purchase price. The purchase price will be finalized upon the completion of management's review and resolution of the purchase contingencies.

The unaudited pro forma consolidated condensed financial statements may not be indicative of the results that actually would have occurred if the acquisitions had been effective on the dates indicated or which may be obtained in the future.


EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
----------------------------------------------------------------------------------------------------


                   ASSETS
                   ------
                                                                                        Unaudited
                                     Historical March 31, 2000                          Pro Forma
                                     --------------------------           Pro Forma      March 31,
                                        Empire        Talisman           Adjustments       2000
                                     -----------    -----------          -----------    -----------
CURRENT ASSETS
   Cash                              $   126,723    $    76,430    (a)   $   (76,430)   $   126,723
   Accounts receivable, net               57,773         15,193    (a)       (15,193)        57,773
   Inventories                              --          210,099                 --          210,099
   Prepaids and deposits                  18,500         77,634    (a)       (77,634)        18,500
                                     -----------    -----------          -----------    -----------

TOTAL CURRENT ASSETS                     202,996        379,356             (169,257)       413,095

PROPERTY AND EQUIPMENT, NET                8,462         94,852    (a)       (18,841)        84,473

OIL AND GAS PROPERTIES, NET                 --             --                   --             --

OTHER ASSETS:
  Marketable securities                     --           81,190                 --           81,190
  Goodwill                                  --             --      (b)     1,852,927      1,852,927
  Receivables  related party             101,675           --                   --          101,675
                                     -----------    -----------          -----------    -----------
TOTAL ASSETS                         $   313,133    $   555,398          $ 1,664,829    $ 2,533,360
                                     ===========    ===========          ===========    ===========

                LIABILITIES
                -----------

CURRENT LIABILITIES
   Accounts payable and accrued
      expenses                       $    17,745    $    60,204    (a)   $   (60,204)   $    17,745
   Capital leases                           --           18,841    (a)       (18,841)          --
   Notes payable  related parties          8,500        841,976    (a)      (589,274)       261,202
   Convertible debentures                 25,000           --                   --           25,000
                                     -----------    -----------          -----------    -----------
TOTAL CURRENT LIABILITIES                 51,245        921,021             (668,319)       303,947
                                     -----------    -----------          -----------    -----------

            STOCKHOLDERS' EQUITY
            --------------------

STOCKHOLDERS' EQUITY
   Common stock                           12,140      1,970,758    (a)    (1,970,758)        12,702
                                                                   (b)           562
   Additional paid in capital          4,473,426        760,390    (a)      (760,390)     6,440,389
                                                                   (b)     1,966,963
   Accumulated other comprehensive
    loss                                    --           46,704    (a)       (46,704)          --
   Previous accumulated deficit       (1,867,999)          --                   --       (1,867,999)
   Accumulated deficit                (2,355,679)    (3,143,475)   (a)     3,143,475     (2,355,679)
                                     -----------    -----------          -----------    -----------
TOTAL STOCKHOLDERS' EQUITY               261,888       (365,623)           2,333,148      2,229,413
                                     -----------    -----------          -----------    -----------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY              $   313,133    $   555,398          $ 1,664,829    $ 2,533,360
                                     ===========    ===========          ===========    ===========


----------------------------------------------------------------------------------------------------
          See notes to unaudited pro forma consolidated condensed financial statements
                                                F-2



EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------------


                                                          For the Year Ended December 31, 1999
                                           ------------------------------------------------------------
                                                                            Pro Forma        Unaudited
                                              Empire         Talisman      Adjustments       Pro Forma
                                           ------------    ------------    ------------     -----------
OIL AND GAS SALES                          $     69,401    $       --      $       --      $     69,401
MARKETING SALES                                    --           845,728            --           845,728

EXPENSES
   Lease operating                                1,100            --              --             1,100
   Cost of sales                                   --         1,134,378            --         1,134,378
   Depreciation, depletion, amortization
      and impairment                             90,802          36,488 (c)     370,585         497,875
   Interest, net                                 76,750          (5,265)           --            71,485
   General and administrative                   744,431       1,703,401            --         2,447,832
                                           ------------    ------------    ------------    ------------

TOTAL EXPENSES                                  913,083       2,869,002         370,585       4,152,670
                                           ------------    ------------    ------------    ------------

OPERATING LOSS                                 (843,682)     (2,023,274)       (370,585)     (3,237,541)

Provision for income taxes                         --          (128,865)           --          (128,865)
                                           ------------    ------------    ------------    ------------

   Net Loss                                $   (843,682)   $ (2,152,139)   $   (370,585)   $ (3,366,406)
                                           ============    ============    ============    ============

Net loss per common share                                                                         (0.29)
                                                                                           ============

Weighted Average Shares Outstanding                                                          11,444,935
                                                                                           ============



-------------------------------------------------------------------------------------------------------
             See notes to unaudited pro forma consolidated condensed financial statements
                                                  F3



EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------


                                                   For the Three Months Ended March 31, 2000
                                           --------------------------------------------------------
                                                                          Pro Forma      Unaudited
                                             Empire         Talisman     Adjustments     Pro Forma
                                           -----------    -----------    -----------    -----------
OIL AND GAS SALES                          $   122,053    $      --      $      --      $   122,053
MARKETING SALES                                   --           86,916           --           86,916

EXPENSES
   Lease operating                               2,032           --             --            2,032
   Cost of sales                                  --          130,645           --          130,645
   Depreciation, depletion, amortization
      and impairment                         1,682,822          9,007 (c)     92,646      1,784,475
   Interest, net                                 6,700          6,793           --           13,493
   General and administrative                  134,529        199,675           --          334,204
                                           -----------    -----------    -----------    -----------
TOTAL EXPENSES                               1,826,083        346,120         92,646      2,264,849
                                           -----------    -----------    -----------    -----------
OPERATING LOSS                              (1,704,030)      (259,204)       (92,646)    (2,055,880)

Provision for income taxes                        --             --             --             --
                                           -----------    -----------    -----------    -----------
   Net Loss                                $(1,704,030)   $  (259,204)   $   (92,646)   $(2,055,880)
                                           ===========    ===========    ===========    ===========

Loss Per Share:
Net loss per common share                                                               $     (0.17)
                                                                                        ===========

Weighted Average Shares Outstanding                                                      12,047,208
                                                                                        ===========


---------------------------------------------------------------------------------------------------
            See notes to unaudited pro forma consolidated condensed financial statements
                                                 F-4

                            EMPIRE ENERGY CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Acquisition of specified assets and liabilities of Talisman

On April 11, 2000, Empire entered into an agreement to acquire substantially all the operating assets of, and assume certain liabilities of Talisman Marketing, Inc. in exchange for 562,150 shares of newly issued Empire common stock.

The fair value of the common stock issued by Empire was determined to be $1,967,525 based on the closing price of $3.50 per share on the date of the agreement. Fair values of the operating assets and assumed liabilities were determined to be similar to their book values, therefore, the excess of the fair value of the common stock issued over the net fair value of the assets acquired was recorded as goodwill and will be amortized over five years.

Subsequent to completing this acquisition, management was required to reevaluate the goodwill recorded in the transaction when the Company lost the services of key personnel and decided to discontinue operations. As a result of this reevaluation, the goodwill was determined to be impaired and the unamortized balance was charged to operations. This charge is not included in the pro forma condensed income statements because the impairment of the goodwill is a non-recurring charge that is not reflective of expected future operations.

The unaudited pro forma adjustments are as follows:

     a. To record the deletion from the balance sheet of assets not specifically acquired, liabilities not specifically assumed and equity of Talisman unaffected by this asset purchase transaction.

     b. To record the issuance of common stock to purchase selected assets and assume certain liabilities of Talisman under the purchase method:

          Net assets acquired at fair value:
            Current assets                                   $   210,099
            Property and equipment                                76,011
            Other assets                                          81,190
            Goodwill                                           1,852,927
            Current liabilities                                 (252,702)
                                                             -----------
                                                              $1,967,525
                                                             ===========

          Consideration comprised of 562,150 common shares
            of Empire at $3.50                                $1,967,525
                                                              ==========

     c. To record and charge against operations the amortization of the excess of the fair value of the common stock issued over the fair value of the net assets acquired using a five year useful life.

                            EMPIRE ENERGY CORPORATION
          NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL
                                   STATEMENTS


Earnings per share:

The following is a reconciliation of historical to pro forma weighted average shares outstanding:

                                            Year Ended       Three Months Ended
                                        December 31, 1999      March 31, 2000
                                        -----------------      --------------

          Historical                        10,882,785           11,485,058

          Shares issued to acquire
          Talisman (assumed to
          be at beginning of period)           562,150              562,150
                                            ----------           ----------

          Pro forma                         11,444,935           12,047,208
                                            ==========           ==========

Basic earnings per share of common stock was computed by dividing loss applicable to common stockholders, by the weighted average number of common shares outstanding for the year. Diluted loss per share is not presented because all potential common shares are anti-dilutive.

                                      F-6